UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2015

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CSC HOLDINGS, LLC
(Exact Name of Registrant as Specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Stewart Avenue
Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of Cablevision Systems Corporation (“Cablevision”), the holders of Cablevision NY Group Class A common stock (“Class A stockholders”) and the holders of Cablevision NY Group Class B common stock (“Class B stockholders”), voting together as a single class, approved Cablevision’s 2015 Employee Stock Plan (the “Plan”). The Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Exhibit A to Cablevision’s definitive proxy statement, dated April 10, 2015 (the “Proxy Statement”), filed with the Securities and Exchange Commission). For a description of the terms and conditions of the Plan, see “Proposal 3 - Approval of Cablevision Systems Corporation 2015 Employee Stock Plan” in the Proxy Statement, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 21, 2015, Cablevision held its Annual Meeting at which (i) the Class A stockholders voted upon the election of Joseph J. Lhota, Thomas V. Reifenheiser, John R. Ryan, Steven J. Simmons, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the Class B stockholders voted upon the election of Rand V. Araskog, Edward C. Atwood, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Paul J. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan Weber to the Board for one-year terms; and (iii) the Class A stockholders and the Class B stockholders, voting together as a single class, voted upon (a) the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2015 fiscal year; and (b) the approval of the Plan.

The Class A stockholders elected all six director nominees on which they voted, the Class B stockholders elected all twelve director nominees on which they voted, and the Class A stockholders and Class B stockholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2015 fiscal year and approved the Plan. The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have ten votes per share. Accordingly, the vote counts for the stockholder vote on all matters reflect ten votes with respect to each share of Cablevision NY Group Class B common stock.

Proposal 1 - Election of Directors

	For	Withheld	Broker Non-Votes
Election of Directors by Class A Stockholders:
Joseph J. Lhota	120,102,115	70,248,772	14,511,919
Thomas V. Reifenheiser	122,223,449	68,127,438	14,511,919
John R. Ryan	177,135,687	13,215,200	14,511,919
Steven J. Simmons	186,766,143	3,584,744	14,511,919
Vincent Tese	113,233,281	77,117,606	14,511,919
Leonard Tow	170,505,267	19,845,620	14,511,919

	For	Withheld	Broker Non-Votes
Election of Directors by Class B Stockholders:
Rand V. Araskog	541,376,730	—	N/A
Edward C. Atwood	541,376,730	—	N/A
Frank J. Biondi	541,376,730	—	N/A
Charles F. Dolan	541,376,730	—	N/A
James L. Dolan	541,376,730	—	N/A
Kristin A. Dolan	541,376,730	—	N/A
Patrick F. Dolan	541,376,730	—	N/A
Paul J. Dolan	541,376,730	—	N/A
Thomas C. Dolan	541,376,730	—	N/A
Deborah Dolan-Sweeney	541,376,730	—	N/A
Brian G. Sweeney	541,376,730	—	N/A
Marianne Dolan Weber	541,376,730	—	N/A
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

For:	744,776,206
Against:	751,810
Abstain:	711,520
Broker Non-Votes:	N/A
Proposal 3 - Approval of Cablevision Systems Corporation 2015 Employee Stock Plan

For:	655,810,140
Against:	75,167,258
Abstain:	750,219
Broker Non-Votes:	14,511,919

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Cablevision Systems Corporation 2015 Employee Stock Plan (previously filed as Exhibit A to Cablevision’s definitive proxy statement on Schedule 14A (File No. 001-14764), filed on April 10, 2015 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

	By:		/s/ Victoria M. Mink
		Name:	Victoria M. Mink
		Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC
(Registrant)

	By:		/s/ Victoria M. Mink
		Name:	Victoria M. Mink
		Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: May 22, 2015